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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         SYKES HEALTHPLAN SERVICES, INC.
             (Exact name of registrant as specified in its charter)



                FLORIDA                                  59-3484556
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


      11405 BLUEGRASS PARKWAY
        LOUISVILLE, KENTUCKY                               40299
(Address of principal executive office)                  (zip code)


If this Form relates to the             If this Form relates to the registration
registration of a class of              of a class of securities pursuant to
securities pursuant to                  Section 12(g) of the Exchange Act
Section 12(b) of the Exchange           and is effective pursuant to General
Act and is effective upon filing        Instruction A.(d), please check the
pursuant to General Instruction         following box [X]
A.(c), please check the
following box [ ]



Securities Act registration statement file number to which this form relates:
333-50891


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
                 NONE                                      NONE



Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                                (Title of class)

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                         SYKES HEALTHPLAN SERVICES, INC.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Common Stock registered hereby is incorporated by reference to "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement No. 333-50891, as filed with the Securities and Exchange Commission on April 24, 1998, and in any amendments to such Registration Statement filed subsequently to this registration statement, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith:

         1 Specimen or copy of security to be registered hereunder (incorporated herein by reference to Exhibit 4.3 to the Form S-1 Registration Statement (File No. 333-50891)).

         2 Amendment No. 1 to the Registrant's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on June 3, 1998 (incorporated herein by reference (File No. 333-50891)).

         3 Amendment No. 2 to the Registrant's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on June 10, 1998 (incorporated herein by reference (File No. 333-50891)).

         4 Amendment No. 3 to the Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on June 24, 1998 (incorporated herein by reference (File No. 333-50891)).

         5 Amended and Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 2.3 to the Form S-1 Registration Statement (File No. 333-50891))

         6 Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement (File No. 333-50891)).


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* To be filed by amendment

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                    SYKES HEALTHPLAN SERVICES, INC.



                                    By: /S/  DAVID E. GARNER
                                       -----------------------------------------
                                       David E. Garner, President and
                                       Chief Executive Officer

                                    Date:    June 25, 1998